Exhibit 99.2



     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             (18 U.S.C. Section 1350)


         Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1. Patrick J. Mitchell is the Chairman of the Board and Chief Executive Officer of Ascent Assurance, Inc. (the "Company").

2. Cynthia B. Koenig is the Senior Vice President and Chief Financial Officer of the Company.

3.                To the best of our knowledge:

     (A) The Company's Form 10-Q for the quarterly period ended September 30, 2002 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   November 14, 2002


                                               /s/Patrick J. Mitchell
                                              ------------------------------
                                              Patrick J. Mitchell
                                              Chairman of the Board and
                                              Chief Executive Officer

                                               /s/Cynthia B. Koenig
                                              ------------------------------
                                              Cynthia B. Koenig
                                              Senior Vice President and
                                              Chief Financial Officer